EXHIBIT 10.75

THIS NOTE AND THE RIGHTS OF THE INITIAL AND ANY SUBSEQUENT SUBORDINATED NOTEHOLDER HEREUNDER ARE SUBJECT AND SUBORDINATE TO CERTAIN "SENIOR INDEBTEDNESS" ON THE TERMS SET FORTH HEREIN. UPON THE FAILURE OF MAKER TO MAKE A PAYMENT HEREUNDER, THE AMOUNT IN DEFAULT SHALL BE PAYABLE AS SET FORTH HEREIN.

                          SUBORDINATED PROMISSORY NOTE

$80,000,000.00                                   July 14, 2000


         FOR VALUE RECEIVED, TRIMBLE NAVIGATION LIMITED, a California corporation, ("Maker"), hereby agrees to pay to SPECTRA PRECISION HOLDINGS, INC. or assigns (collectively the "Holder") the principal sum of Eighty Million and XX/100 ($80,000,000.00) Dollars (the "Principal Sum") in accordance with the provisions of this Note, together with interest thereon, or on so much thereof as shall from time to time remain unpaid, at the rate of ten (10%) percent per annum, subject to adjustment as provided herein.

         Defined terms not defined herein shall have the meaning set forth in the Stock and Asset Purchase Agreement dated May 11, 2000 by and among the Maker and each of the Spectra Physics Holdings USA, Inc., Spectra Precision AB and Spectra Precision Europe Holdings, BV (the "Purchase Agreement").

         Section 1.  Schedule of Principal Payments.

                1.1 Initial Principal Payment. Maker shall pay to the Holder the sum of Forty Million and XX/100 Dollars ($40,000,000.00) (the "First Installment") on July 14, 2001 (the "First Anniversary Date"). Notwithstanding the foregoing, Maker may extend the payment date of the First Installment to a payment date no later than July 14, 2002 (the "Second Anniversary Date"), subject to the interest adjustment provisions set forth in Section 2.2 herein.

                  1.2 Second Principal Payment. Maker shall pay to the Holder the additional sum of Forty Million and XX/100 Dollars ($40,000,000.00) on the Second Anniversary Date (the "Second Installment"), together with all accrued and unpaid interest through the Second Anniversary Date and all other sums payable to the holder of this Note.

         Section 2.  Payment of Interest.

                  2.1 General Interest Rate. Interest on any sums due shall accrue at the rate of ten (10%) per annum. Payment of interest shall be payable annually (i) on the First Anniversary Date as to the First Installment (ii) the Second Anniversary Date as to the First Installment (to the extent then unpaid) and the Second Installment, and (iii) if applicable, thereafter on each anniversary date on each installment to the extent such First Installment and/or Second Installment remains unpaid.

                  2.2 Extended Payment Interest Rate. If Maker fails to pay the initial sums due on the First Anniversary Date, then the rate of interest on such unpaid amounts shall increase by twenty-five basis points (0.25%) for each 90 days or any portion thereof such sums remain outstanding after the First Anniversary Date, except that in no event shall such interest rate exceed eleven (11%) percent per annum (subject to the provisions of Section 2.3 herein).

                  2.3 Extension Due to Subordination Obligations. To the extent that the payment of any interest or principal due hereunder remains unpaid as a result of the subordination provisions contained in Section 5 herein, any accrued but unpaid interest or principal payments will accrue interest at a rate (the "Default Interest Rate") equal to the greater of (a) the rate of interest then in effect as described in Section 2.1 and 2.2 above plus four percent (4%), or (b) the rate of interest then charged to Maker by Maker's then principal commercial banking institution under its then existing principal credit facility; provided that, at the Maker's option, it may elect to not make payment of any interest payments required hereunder (other than interest required to be paid on the First Anniversary Date, not to exceed $4,000,000) and upon such election, such unpaid interest shall be treated as additional principal due under this Note.

                  2.4 Calculation of Interest. Interest shall be calculated on the basis of a year of 360 days comprised of 12 thirty-day months.

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         Section 3. Method of Payment.  Principal,  interest, and all other sums payable under this Note shall be paid in lawful money of the United States in immediately available funds, free and clear of, and without deduction or offset for, any present or future taxes, levies, imposts, charges, withholdings, or liabilities with respect thereto, and free and clear of any and all other defenses, offsets, claims, counterclaims, credits or deductions of any kind. All payments of the Principal Sum and any interest thereon shall be made in lawful tender of the United States of America at the notice address of the Holder set out below, or at such other place as may be designated by the Holder hereof in accordance with this Note.

         Section 4.        Prepayment.

                  4.1 Optional Prepayment. The Maker shall have the right to prepay the whole or any part of the unpaid balance of the Principal Sum and accrued interest at any time and from time to time without penalty.

                  4.2 Mandatory Prepayment. Subject to Section 5.2(a), Maker shall pay to Holder all of the Net Proceeds of any Qualifying Offering until the whole or any part of the unpaid balance of the Principal Sum and accrued interest is paid in full. Such sums shall be due within seven (7) days of receipt of the proceeds of the sale of any Qualifying Security by Maker, or any Affiliate of Maker. A Qualifying Security shall mean the sale for cash of any equity securities or any other security convertible into an equity security of the Maker or sold in conjunction with any security convertible into equity securities of Maker, or any Affiliate of Maker (including any note and warrant offering structured to approximate the economic effect of a convertible note offering or a unit transaction comprised of notes and warrants to the extent of the warrant coverage). A Qualifying Security shall not include (i) securities sold to any employee, director or consultant of Maker, or any Affiliate pursuant to a written stock option or similar compensation plan, (ii) securities issued in connection with any merger or other acquisition of any business, (iii) securities issued in any joint venture or similar agreement, (iv) securities issued to any third party in lieu of cash payment for services rendered to Maker, or any Affiliate of Maker, (v) securities issued upon any "cashless" exercise of any option or warrant or securities issued upon the conversion of a convertible note, or (vi) securities issued in the ordinary course of business and not for the primary purpose of raising capital. Net Proceeds shall mean the gross proceeds from the sale of such securities less: (1) underwriting, brokerage and similar commissions or discounts, (2) legal and accounting fees directly incurred in connection with such financing, (3) registration and similar fees payable to federal and state securities regulatory agencies in connection with such financing, (4) printing and roadshow costs associated with such financing, and (5) any amounts paid to retire Senior Indebtedness in accordance with Section 5.2(a) hereof.

                  4.3 Allocation of Payments. All payments made under this Note shall be applied as follows: first, to the payment of interest on the Principal Amount outstanding hereunder from time to time; second, to the payment of sums payable by Maker to the holder of this Note under this Note other than on account of principal and interest; and third, to the payment of principal. Prepayments of any Principal Sum shall be allocated first to the Principal Sum originally due on the First Anniversary Date and second to the Principal Sum due on the Second Anniversary Date.

         Section 5. Subordination of Payment Obligations. Amounts payable hereunder are subordinated to the prior payment in full of certain "Senior Indebtedness", all to the extent and on the terms set forth herein.

                  5.1 Subordination of Liabilities. The payment of the principal of, interest on, and all other amounts owing in respect of, this Note and any replacements, renewals or modifications thereof (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 5.7 hereof), until the Termination Date. Termination Date shall mean the date all commitments under the Credit Agreement are terminated and all Senior Indebtedness has been irrevocably paid in full in cash. The provisions of this Section 5 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions on the basis of the terms of this Note as in effect on the date hereof. To the extent that the provisions of this Section 5 conflict with, or are inconsistent with, the other terms of this Note, the provisions of this Section 5 shall control

                  5.2. No Payments with Respect to Subordinated Indebtedness, etc.

                  (a) All Senior Indebtedness shall first be irrevocably paid in full in cash, before any payment of any kind or character, whether in cash, property, securities (other than equity securities subordinated to the Senior Indebtedness and to all debt securities received by the holders of the Senior Indebtedness in respect thereof to at least the same extent as the Subordinated Indebtedness is subordinated to the Senior Indebtedness hereby ("Junior Securities")) or otherwise, is made on account of the Subordinated Indebtedness.

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                  Notwithstanding the foregoing, the Maker shall be permitted to make regularly scheduled annual payments of interest in respect of the Subordinated Indebtedness; provided that at the time of such payment and after giving effect to such payment, no default or event of default under the Senior Indebtedness shall have occurred and be continuing.

                  In addition, on any date on which principal payments under the Subordinated Indebtedness are due and payable, the Subordinated Indebtedness may be repaid in whole or in part in accordance with the terms of this Note if:

                           (i) immediately prior to the time of such payment, the Maker shall have a ratio of total Debt (excluding the Note) to EBITDA for the most recently ended four fiscal quarters of the Maker of less than 1.0 to 1.0,

                           (ii) after giving effect to such payment, (x) the Maker shall have a ratio of total Debt (excluding the Note) to EBITDA for the most recently ended four fiscal quarters of the Maker of less than 2.0 to 1.0 and (y) the Maker shall have cash and borrowing availability under the Senior Indebtedness of at least $35,000,000, and

                           (iii) at the time of such payment and after giving effect to such payment, no default or event of default under the Senior Indebtedness shall have occurred and be continuing ((i), (ii) and (iii) collectively, the "Payment Conditions").

                  For purposes hereof, the term "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization of the Maker as determined by the Maker in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the term "Debt" shall mean the Maker's obligations for borrowed money, obligations which are evidenced by notes, acceptances, or other similar instruments, capitalized lease obligations, hedging obligations, obligations in respect of letters of credit, and any guaranties in respect of the foregoing.

                  If the Payment Conditions are not satisfied as of any such date interest and/or principal payments are due hereunder, such payment date shall be extended for successive quarters until the date such Payment Conditions are satisfied. Once all Payment Conditions are satisfied, the Maker shall pay to the Holder all sums previously due and payable but not paid due to the provisions of this Section 5; provided that such payment does not violate any Payment Conditions.

                  Notwithstanding anything else contained herein to the contrary, unless any default or event of default has occurred and is continuing with respect to any Senior Indebtedness, the Subordinated Indebtedness shall be prepaid in accordance with the provisions of Section 4.2 of this Note relating to mandatory prepayment, except that in the event that the Maker shall have a ratio of total Debt (excluding the Note) to EBITDA of greater than 3.0 to 1.0 at the time of such proposed prepayment, then the Holder agrees that the maximum amount of such prepayment shall equal fifty percent (50%) of the Net Proceeds (plus any portion of the proceeds of any sale of Qualifying Securities used to repay any Senior Indebtedness). In addition, the Subordinated Indebtedness may be prepaid with the prior written consent of the "Required Lenders" of Senior Indebtedness, which Required Lenders are defined in the Credit Agreement as defined in Section 5.8 herein.

                  (b) Except as set forth in (a) above, until the Termination Date, the Maker may not, directly or indirectly, make (and the Holder shall not accept) any payment of any Subordinated Indebtedness and may not acquire (and the Holder shall not sell to the Maker or any of its subsidiaries) any Subordinated Indebtedness for cash or property. The Holder hereby agrees that, prior to the Termination Date, or 5th anniversary date, whichever occurs first, except that such date shall be extended by a period of 180 days if any administrative agent for the benefit of any holder of Senior Indebtedness sends a notice to the Holder that an Event of Default has occurred and is continuing, it will not sue for, or otherwise take any action to enforce the obligations of the Maker to pay, amounts owing in respect of this Note; provided that upon the acceleration of all of the Senior Indebtedness, the Holder may accelerate the Subordinated Indebtedness; and provided further that if the acceleration of the Senior Indebtedness is rescinded, the acceleration of the Subordinated Indebtedness shall be deemed to have been rescinded. Nothing herein shall be deemed to prevent the payment by the Maker of amounts then due and owing in respect of the Subordinated Indebtedness at any time after the Termination Date or as set forth in subsection (a) above.

                  (c) In the event that notwithstanding the provisions of the preceding subsections (a) and (b) of this Section 5.2, the Maker shall (or the Holder shall accept) make any payment on account of the Subordinated Indebtedness at a time when such payment or acceptance is not permitted by said subsection (a) or (b), such payment shall be held by the Holder, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under any other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all


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Senior Indebtedness remaining unpaid to the extent necessary to irrevocably pay all Senior Indebtedness in full in cash in accordance with the terms of such
Senior   Indebtedness,   after  giving  effect  to  any  concurrent  payment  or
distribution to or for the holders of Senior Indebtedness.

                  5.3. Subordination to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Maker. Upon any distribution of assets of the Maker upon dissolution, winding up, liquidation or reorganization of the Maker (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate (including the default rate) provided in the Credit Agreement, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the Holder is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

                  (b) any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities, to which the Holder would be entitled except for the provisions hereof, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 5.3, any payment or distribution of assets of the Maker of any kind or character, whether in cash, property or securities (other than Junior Securities), shall be received by the Holder on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         Without in any way modifying the provisions hereof or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Maker shall give prompt written notice to the Holder of any dissolution, winding up, liquidation or reorganization of the Maker (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

         The Holder agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Indebtedness or any liens and security interests securing the Senior Indebtedness. The Holder further agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Indebtedness requested by the holders of the Senior Indebtedness in connection with any such proceeding and hereby irrevocably authorize, empower and appoint each holder of the Senior Indebtedness their agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of the holders of the Subordinated Indebtedness promptly to do so (and, in any event, prior to 15 days before the expiration of the time to file any such proof) and (B) vote such claim upon the failure of the holders of the Subordinated Indebtedness to do so prior to 15 days before the expiration of the time to vote any such claim; provided the holders of the Senior Indebtedness shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that the holders of the Senior Indebtedness vote any claim in accordance with the authority granted hereby, the holders of the Subordinated Indebtedness shall not be entitled to change or withdraw such vote. The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Section 5 shall continue to govern the relative rights and priorities of the holders of the Senior Indebtedness and the holders of the Subordinated Indebtedness even if all or part of the Senior Indebtedness or the security interests securing the Senior Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Section 5 shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder.

                  5.4. Subrogation. Subject to the prior irrevocable payment in full in cash of all Senior Indebtedness, the Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Maker applicable to the Senior Indebtedness until all amounts owing hereunder shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Maker or by or on behalf of the Holder by virtue hereof which otherwise would have been made to the Holder shall, as between the Maker, its creditors other than the holders of Senior Indebtedness, and the Holder, be deemed to be payment by the Maker to or on account of the Senior Indebtedness, it being understood that the provisions hereof are and are intended

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solely for the purpose of defining the relative  rights of the Holder, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  5.5.     [Intentionally Omitted]

                  5.6. Subordination Rights Not Impaired by Acts or Omissions of
Maker or the Maker or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Maker or by any act or failure to act by any such holder, or by any noncompliance by the Maker with the terms and provisions of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the Holder with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the Holder. Nothing in this Section 5.6 shall be deemed to modify or negate in any way the limitations on the amount of Senior Indebtedness to which this Note is subordinated as described in Section 5.8 herein.

                  5.7. Senior Indebtedness. The term "Senior Indebtedness" shall mean, subject to Section 5.8, all Obligations (as defined below) of the Maker under, or in connection with, the Credit Agreement, dated as of the Closing Date, by and among the Maker, the lenders from time to time party thereto, and ABN AMRO Bank NV, as Administrative Agent (as amended, modified, supplemented, extended, restated, refinanced, replaced or refunded from time to time, the "Credit Agreement") or under any related documentation (including, without limitation, notes, security and pledge documentation, guarantees, and interest rate hedging, swap or similar agreements) from time to time executed in connection with the Credit Agreement (together with the Credit Agreement, the "Senior Loan Documents"). As used herein, the term "Obligations" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations (including guaranties in respect thereof) payable under the Senior Loan Documents (including interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective documentation, whether or not such interest is an allowed claim against the debtor in any such proceeding).

                  5.8 Changes to Senior Indebtedness. The Holder agrees, with respect to the Senior Indebtedness and any and all collateral therefor or guaranties thereof, the Maker and the holders of the Senior Indebtedness may agree to modify the terms of any of the Senior Indebtedness from time to time without the consent of the Holder, without incurring liability to the Holder and without impairing or releasing the obligations of the Holder under this Section 5, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend, modify, or waive the application of, in any manner, any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating the Senior Indebtedness; provided that:

                  (a) the Senior Loan Documents shall not be amended or modified so as to provide for an increase in the principal amount of loans which may be incurred thereunder to an amount in excess of $200,000,000 (such $200,000,000 constituting the "Maximum Amount"), and any principal amount of such loans in excess of the Maximum Amount shall not constitute Senior Indebtedness hereunder; and

                  (b) to the extent that the Senior Loan Documents are amended or modified so as to provide for a prepayment premium (excluding customary breakage costs) in excess of three percent (3%) of the amount prepaid, then such excess premium shall not constitute Senior Indebtedness hereunder.

         Section 6. No Waiver. No failure or delay by the Holder hereof to insist upon the strict performance of any term, provision, or agreement of this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, provision or agreement or of any such breach, or preclude the Holder from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the Holder hereof not be deemed to have waived the right either to require prompt payment when due of all other amounts due under this Note, or to declare a default hereunder.

        Section 7. Affirmative and Negative Covenants. Until the obligations of the Maker hereunder are paid and satisfied in full, the Maker covenants and agrees as follows:

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                  7.1  Information.  Promptly  upon  the  issuance  thereof,  to deliver to the Holder copies of all reports, if any, to any applicable governmental agency or any securities exchange, including the Securities and Exchange Commission regarding any securities and/or its Subsidiaries and all reports, notices or statements sent by the Maker and/or its Subsidiaries to the holders of any indebtedness for borrowed money of the Maker and/or its Subsidiaries or to the trustee under any indenture under which the same is issued, and with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower as the Lender may from time to time request;

                  7.2. Notice of Default. The Maker shall notify the Holder in writing promptly upon the Maker becoming aware of any default or event, condition or occurrence which with notice or lapse of time, or both, would constitute a default under this Note or any agreement for borrowed money in excess of $3,000,000.00 to which the Maker is a party or by which any of its assets are bound.

         Section 8. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  8.1 Payments. Failure in the payment after the due date (whether at stated maturity, by acceleration or otherwise) of any amounts due under this Note; or

                  8.2 Representations, etc. Any representation, warranty or statement made by the Maker in the Purchase Agreement or in any statement or certificate at any time delivered pursuant thereto shall be untrue or inaccurate in any material respect; or

                  8.3 Other Financial Obligations. The Maker shall fail to perform, comply with, or observe any material financial obligations contained in any of the Purchase Agreement or this Note and such default shall not have been waived or remedied within 10 days after notice thereof from the Holder; or

                  8.4 Indebtedness. The Maker shall create, incur, assume or suffer to exist, contingently or otherwise, any indebtedness, except:

                  (a) indebtedness to the holders of the Senior Indebtedness (up to a maximum loan principal amount not to exceed $200,000,000.00);

                  (b)  unsecured   current   liabilities   (not  the  result  of
borrowing) incurred in the ordinary course of business and not represented by any note, bond, debenture or other similar evidence of indebtedness;

                  (c) indebtedness outstanding on the date hereof, but not the increase, refunding or extension of maturity thereof, in whole or in part, including indebtedness assumed in connection with the transaction contemplated by the Purchase Agreement;

                  (d) capital lease obligations or purchase money indebtedness for equipment secured by purchase money security interests (together with accessions, additions, modifications and replacements thereof);

                  (e)   indebtedness  in  respect  of  taxes,   assessments  and
governmental charges to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of the Loan Agreement;

                  (f) future secured indebtedness permitted by prior written consent of the Holder, which may be withheld in its sole and absolute discretion;

                  (g) indebtedness of the Maker owed to any direct or indirect subsidiary;

                  (h) indebtedness in the nature of guaranties of indebtedness otherwise permitted hereunder;

                  (i) indebtedness incurred to refinance other indebtedness permitted under this Section 8.4; and

                  (j) indebtedness constituting interest rate or currency future, forward or swap contracts entered into for the purpose of hedging interest rate or currency fluctuation risk.

                  8.5 Default Under Other Indebtedness. The Maker shall (i) fail to pay when due (after giving effect to applicable grace periods) any indebtedness in excess of $3,000,000 in the aggregate, or (ii) breach or default in the observance or performance of any agreement, obligation, covenant or condition relating to any such indebtedness referred


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to in clause (i) above or any other event shall occur or  condition  exist, the effect of which breach, default or other event or condition is to cause the holder or holders of such indebtedness to declare that such indebtedness shall be due and payable in full prior to its stated maturity or, as to any demand loan, immediately; or

                  8.6      Bankruptcy, etc.

                  (a) A court shall enter a decree or order for relief in respect of the Maker in an involuntary case under the Bankruptcy Code or any applicable foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or (y) an involuntary case is commenced against the Maker under the Bankruptcy Code or any applicable foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other person having similar powers over the Maker, or over all or a substantial part of its property, shall have been entered; or an interim receiver, trustee or other custodian of the Maker for all or a substantial part of the property of the Maker is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Maker; and the foregoing events continue for 20 days without being dismissed, or bonded and stayed, or discharged; or

                  (b) The Maker shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or any applicable foreign, federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, or the making by the Maker of any assignment for the benefit of creditors; or the inability or failure of the Maker to pay its debts as such debts mature, or the admission by the Maker in writing of its inability to pay its debts as such debts become due, or the Board of Directors (or any committee thereof) of the Maker adopts any resolution or otherwise authorizes action to approve any of the foregoing;

                  8.7 Other Mortgages, Liens and Encumbrances. The Maker shall create, incur, assume or suffer to exist any mortgage, security interest, lien or encumbrance on any of its property now owned or hereafter acquired, other than rights granted under, or pursuant to, the Credit Agreement and any other lien or encumbrance allowed under the terms of the Credit Agreement.

                 8.8. Change of Control. There shall have occurred a Change of Control in the Maker. For the purpose of this Note, a "Change of Control" shall mean:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of stock of the Maker entitled to vote in the election of directors (the "Outstanding Common Stock"), whether in one transaction or in multiple transactions which in the aggregate equal or exceed fifty percent (50%) of the Outstanding Common Stock of the Maker; or

                  (b) Approval by the stockholders of the Maker of (i) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Common Stock of Maker immediately prior to such reorganization, merger or consolidation will not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from such a reorganization, merger or consolidation, other than a merger or consolidation effected to implement a recapitalization of the Maker (or similar transaction) in which no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) acquires 50% or more of Outstanding Common Stock of Maker; or (ii) the sale or other disposition of all or substantially all of the assets of the Maker;

THEN, and in any such event, all amounts owing by the Maker pursuant to this Note shall, at the option of Holder, become immediately due and payable in full.

         Section 9.        Miscellaneous.

                  9.1 Binding Obligation. This Note shall be binding upon the Maker and shall be enforceable against the Maker and its heirs, successors and representatives, and shall inure to the benefit of the Holder and the holders of Senior Indebtedness. The Maker may not assign this Note or any rights hereunder without the express written consent of the Holder. The Holder may assign this
Note in whole or in part, without notice to, or consent from, the Maker, so long as the assignee shall acknowledge in writing for the benefit of holders of
Senior   Indebtedness  the  continuing   applicability   of  the


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subordination  provisions.  By  acceptance  of this  Note,  the  holder  of
Subordinated Debt agrees to be bound by the terms of this Note including Section 5 hereof.

                  9.2 Amendments; Modifications.This Note shall not be amended without the written consent of the parties' hereto and the Agent for the lenders under the Credit Agreement. The modification, amendment or waiver of any provision of this Note or the Purchase Agreement, shall not release, or diminish, modify or otherwise affect the liability of, Maker or any other person or entity that may be or become liable under or with respect to this Note.

                  9.3 Collection Costs. If the Holder shall employ attorneys to collect any sums due hereon, then the Maker promises to pay, in addition to all other sums due hereon, all fees and costs of collection, including reasonable attorneys' fees.

                  9.4 WAIVER. MAKER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS
NOTE IS A COMMERCIAL TRANSACTION AND TO THE MAXIMUM EXTENT PERMITTED BY LAW WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NON-PAYMENT, PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE.

                  9.5 No Obligation to Extend Payment Provisions. Maker agrees that the time for payment of this Note may be extended at the Holder's sole discretion, without impairing Maker's liability thereon, and further consents to the release of all or any part of the security for payment hereof at the discretion of the Holder, or the release of any party liable for the obligation without affecting the liability of the other parties hereto.

                  9.6 Limitation on Interest. Nothing in this Note shall require the payment, or permit the collection by the holder hereof, of interest in an amount exceeding the maximum amount permitted under applicable law in commercial loan transactions between parties of the character of the parties hereto (the "Maximum Interest Amount"). Maker shall not be obligated to pay to said holder any interest in excess of the Maximum Interest Amount, and the amount of interest payable to said holder under this Note shall under no circumstance be deemed to exceed the Maximum Interest Amount. To the extent that any payment made to said holder under this Note would cause the amount of interest charged to exceed the Maximum Interest Amount, such payment shall be deemed a prepayment of principal as to which no prepayment charge shall be required, notwithstanding anything to the contrary in this Note or, if the amount of excess interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Maker.

                  9.7 Governing Law; Venue. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Maker unconditionally and irrevocably agrees that any action or proceeding against Maker with respect to this Note or for the recognition or enforcement of any judgment rendered in any such action or proceeding may be brought in the United States District Court for the District of Massachusetts or in the courts of the Commonwealth of Massachusetts, as the holder of this Note may elect; and by executing and delivering this Note, Maker unconditionally and irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in persona generally with respect to any such action or proceeding for itself and in respect of its properties. Maker further agrees that final judgment against it in any action or proceeding shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of Maker indebtedness.

                  9.8 WAIVER OF JURY TRIAL. MAKER WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING (INCLUDING ANY AND ALL COUNTERCLAIMS THERETO) THAT DIRECTLY OR INDIRECTLY RELATES TO THE SUBJECT MATTER OF THIS NOTE.

                  9.9 Notices. All notices and other communications required or permitted to be given hereunder shall be in writing, and if hand-delivered or transmitted by United States certified mall, return receipt requested, postage prepaid or by nationally recognized overnight courier, to the address set forth below, such notice shall be deemed to have been received on the date so delivered if hand-delivered or if otherwise transmitted, then three business days following the date of such transmittal.

         If to Maker:



         If to the
         Holder:

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

                  9.10 Exercise of Rights. No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or any other right hereunder, and a waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

                  9.11 Non-Exclusive Remedies. No right or remedy of the holder of this Note is intended to be exclusive of any other right or remedy specified herein, in the Purchase Agreement or available to said holder at law or in equity. All such rights and remedies shall be cumulative and concurrent and, in said holder's sole discretion, may be pursued singularly, successively or together and may be exercised as often as occasion therefor shall arise. Without limiting the generality of the foregoing, the payment by Maker of any installment of interest at the Default Interest Rate is intended by the parties hereto to represent a non-exclusive remedy of payment of an agreed amount as compensation to said holder with respect to costs and expenses incurred and/or damage suffered by said holder as a result of Maker's failure to comply with one or more obligations imposed upon Maker in this Note, and any such payment shall be in addition to, and not in lieu of, such other rights and remedies.

                  9.12 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof and thereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the holder of this Note in order to effectuate the intent of this Note. The invalidity of any provision of this Note in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, including the Commonwealth of Massachusetts.

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         IN WITNESS WHEREOF,  this Note has been executed,  under seal, with the intention of making this a sealed instrument, as of the day and year first above written.

ATTEST:                                     TRIMBLE NAVIGATION LIMITED


By:  /s/ Mary Ellen Genovese                By: /s/ Steven W. Berglund
  -----------------------------------          ---------------------------------
Its:  Assistant Secretary                    Its:  President

[Corporate Seal]


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